Legal Proceeding	6 Months Ended
Jun. 30, 2018
Legal Proceeding [Abstract]
LEGAL PROCEEDING

NOTE 7 - LEGAL PROCEEDING:

The Company was subject to a withholding tax audit in Israel for the four years ended December 31, 2014. The Israeli Tax authorities (hereinafter – “ITA”) completed their audit on October 6, 2016 and issued an assessment claiming additional NIS 5.3 million (approximately $1.5 million) withholding taxes for the period mentioned, mainly related to the Company’s prior CEO’s compensation. The Company recorded a provision of NIS 50 thousands (approximately $14 thousands) based on its best estimate as of March 31, 2018 in connection with such audit. In June 20, 2018, the Company reached an agreement with the ITA, based on that agreement, the Company was obligated to pay NIS 25,000 (approximately $7 thousands), such amount was paid on July 17, 2018 and the provision mentioned before was reversed as of June 30, 2018.